                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT
                        -------------------------------

We consent to the incorporation by reference in Registration Statement Nos. 333-13775 and 333-95997 of Lithium Technology Corporation on Form S-8 of our report dated January 22, 1997 appearing in this annual report on Form 10-KSB of Lithium Technology Corporation for the year ended December 31, 2000.

                                                      /s/ Wiss & Company, LLP


Philadelphia, Pennsylvania
April 16, 2001